STARBOARD INVESTMENT TRUST

Rx Dynamic Growth Fund

Supplement to the Prospectus,
Summary Prospectuses and
Statement of Additional Information

January 3, 2014

This supplement to the Prospectus, Summary Prospectuses and Statement of Additional Information dated September 30, 2013 for the Rx Dynamic Growth Fund, a series of the Starboard Investment Trust, updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, Summary Prospectuses and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.

This supplement is to notify shareholders, potential investors, and other interested parties that Gerry Campbell is no longer a member of the portfolio management teams for the Rx Dynamic Growth Fund.  All references to Ms. Campbell in the Prospectus, Summary Prospectuses and Statement of Additional Information are hereby removed.  The Rx Dynamic Growth Fund continue to be managed by a portfolio management team comprised of Steven Wruble, CFA,  Greg Rutherford and Chase Weaver, CFA.

Investors Should Retain This Supplement for Future Reference